Exhibit 10.6

EXECUTION VERSION

SECOND AMENDED AND RESTATED SECURITY AGREEMENT

THIS SECOND AMENDED AND RESTATED SECURITY AGREEMENT (as it may be amended or modified from time to time, this “Security Agreement”) is entered into as of February 18, 2014 by and among SSE HOLDINGS, LLC, a New York limited liability company (the “Borrower”), each other Loan Party signatory to this Security Agreement, and each other Loan Party from time to time party to this Security Agreement (collectively with the Borrower, each a “Grantor” and collectively, the “Grantors”), and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the lenders from time to time party to the Shake Shack Credit Agreement referred to below.

PRELIMINARY STATEMENT

A.            The Borrower, each of the entities set forth on Schedule I attached hereto (such entities, collectively with the Borrower, each an “Existing Grantor” and collectively, the “Existing Grantors”) and the Administrative Agent are party to that certain Amended and Restated Security Agreement dated as of December 28, 2011 (as amended or modified prior to the date hereof, the “Existing Security Agreement”).

B.            The Borrower, the guarantors from time to time party thereto, the Administrative Agent and the Lenders are entering into an amendment (the “Amendment”) to that certain Amended and Restated Shake Shack Credit Agreement dated as of March 28, 2013 (as it may be amended or modified from time to time, the “Shake Shack Credit Agreement”).  Each Grantor is entering into this Security Agreement in order to induce the Lenders to enter into the Amendment and extend credit to the Borrower under the Shake Shack Credit Agreement and, if applicable, to secure the Secured Obligations that it has agreed to guarantee pursuant to any Loan Guaranty.

C.            The Grantors desire to amend and restate the Existing Security Agreement in its entirety as provided herein and release Union Square Hospitality Group LLC (“USHG”) as a grantor under the Existing Security Agreement and the Administrative Agent has agreed (subject to the terms of this Security Agreement) to amend and restate the Existing Security Agreement and release USHG as a grantor thereunder.

ACCORDINGLY, the Grantors, the Administrative Agent, on behalf of the Lenders, and, solely for the purpose of its release from the Existing Security Agreement, USHG hereby agree as follows:

ARTICLE I.
DEFINITIONS

1.1.                            Terms Defined in Credit Agreement.  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Shake Shack Credit Agreement.

1.2.                            Terms Defined in UCC.  Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.

1.3.                            Definitions of Certain Terms Used Herein.  As used in this Security Agreement, in addition to the terms defined in the Preamble and the Preliminary Statement, the following terms shall have the following meanings:

“Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Article” means a numbered Article of this Security Agreement, unless another document is specifically referenced.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Collateral” shall have the meaning set forth in Article II.

“Commercial Tort Claims” shall have the meaning set forth in Article 9 of the UCC along with the existing Commercial Tort Claims of each Grantor as listed on Exhibit C.

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Deposit Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Documents” shall have the meaning set forth in Article 9 of the UCC.

“Equipment” shall have the meaning set forth in Article 9 of the UCC.

“Event of Default” means an event described in Section 5.1.

“Exhibit” refers to a specific Exhibit to this Security Agreement, unless another document is specifically referenced.

“Fixtures” shall have the meaning set forth in Article 9 of the UCC.

“General Intangibles” shall have the meaning set forth in Article 9 of the UCC.

“Goods” shall have the meaning set forth in Article 9 of the UCC.

“Instruments” shall have the meaning set forth in Article 9 of the UCC.

“Intellectual Property” means all Copyrights, Patents and Trademarks and all other similar types of intellectual property that constitute Collateral.

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Leasehold interest” shall have the meaning set forth in Article 2A of the UCC.

“Lenders” means the lenders party to the Shake Shack Credit Agreement and their successors and assigns.

“Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.

“Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to:  (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

“Required Secured Parties” means (a) prior to an acceleration of the Obligations under the Shake Shack Credit Agreement, the Required Lenders, (b) after an acceleration of the Obligations under the Shake Shack Credit Agreement but prior to the date upon which the Shake Shack Credit Agreement has terminated by its terms and all of the Obligations (other than contingent indemnification obligations and Banking Services Obligations) have been paid in full (or with respect to any outstanding Letters of Credit, a cash deposit or Supporting Letter of Credit has been delivered to the Administrative Agent as required by the Shake Shack Credit Agreement), Lenders holding in the aggregate at least a majority of the total of the Aggregate Credit Exposure, and (c) after the Shake Shack Credit Agreement has terminated by its terms and all of the Obligations (other than contingent indemnification obligations and Banking Services Obligations) thereunder have been paid in full (whether or not the Obligations under the Shake Shack Credit Agreement were ever accelerated), Lenders holding in the aggregate at least a majority of the aggregate net early termination payments and all other amounts then due and unpaid from any Grantor to the Lenders under Swap Agreement, as determined by the Administrative Agent in its reasonable discretion.

“Section” means a numbered Section of this Security Agreement, unless another document is specifically referenced.

“Security” has the meaning set forth in Article 8 of the UCC.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which the Grantors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for, or in exchange for, any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantors now have or hereafter acquire any right, issued by an issuer of such Equity Interest.

“Supporting Obligations” shall have the meaning set forth in Article 9 of the UCC.

“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:  (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing, but excluding intent to use applications; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Administrative Agent’s or any Lender’s Lien on any Collateral.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II.
GRANT OF SECURITY INTEREST

Each Grantor hereby confirms that pursuant to the Existing Security Agreement, it has pledged and granted the security interests set forth in the Existing Security Agreement and each Grantor hereby pledges and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Lenders, a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the “Collateral”), including:

(i)                                     all Accounts;

(ii)                                  all Chattel Paper;

(iii)                               all Deposit Accounts with any bank or other financial institution;

(iv)                              all Documents;

(v)                                 all Equipment;

(vi)                              all Fixtures;

(vii)                           all General Intangibles;

(viii)                        all Goods;

(ix)                              all Instruments;

(x)                                 all Intellectual Property;

(xi)                              all Inventory;

(xii)                           all Investment Property;

(xiii)                        all cash or cash equivalents;

(xiv)                       all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xv)                          all Commercial Tort Claims; and

(xvi)                       all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Secured Obligations.

Notwithstanding the foregoing, the term “Collateral” shall not include:

(i)                                     any General Intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents have been obtained, or (B) give any other party to such contract, instrument, license or other document a valid and enforceable right to terminate its obligations thereunder;

(ii)                                  any asset to the extent that such grant of a security interest is prohibited by a requirement of any applicable law, rule or regulation, requires a consent as a condition to the grant of a security interest in such asset that has not been obtained of any governmental authority pursuant to such requirement of law, or is prohibited by, or constitutes a breach or default under, or results in the termination of, or requires any consent as a condition to the grant of a security interest in such asset that is has not been obtained under, any contract, instrument, license or other document evidencing, governing or giving rise to such asset;

(iii)                               any and all Trademarks and other Intellectual Property bearing the name “Meyer” or a variant thereof; and

(iv)                              more than 65% of the outstanding voting Equity Interests of any non-U.S. Person owned directly or indirectly by any Grantor unless granting such a security interest would be permitted without causing a “deemed dividend” under Section 956 of the Code or other possible tax consequences that are adverse to such Grantor.

Provided that the limitation set forth in clauses (i) and (ii) above shall (x) exist only for so long as such governmental law, rule, regulation, consent requirement, General Intangible or other right arising under any contracts, instruments, licenses or other documents continue to be effective (and, upon the cessation, termination, expiration of such governmental law, rule, regulation, consent requirement, General Intangibles or other rights arising under any contracts, instruments, licenses or other documents, or if any such governmental law, rule, regulation, consent requirement, General Intangible or other right arising under any contracts, instruments, licenses or other documents is no longer applicable, the security interest granted herein shall be deemed to have automatically attached to such asset) and (y) not apply with respect to any asset if and to the extent that the security interest in and to such asset granted in this Security Agreement is permitted under Sections 9-406, 9-407, 9-408, or 9-409 of the UCC.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

Each Grantor represents and warrants to the Administrative Agent and the Lenders that:

3.1.                            Title, Perfection and Priority.  Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 6.02 of the Shake Shack Credit Agreement, and has full power and authority to grant to the Administrative Agent the security interest in such Collateral pursuant hereto.  When financing statements have been properly filed in the appropriate offices against such Grantor in the locations listed on Exhibit E, the Administrative Agent will have a fully perfected first priority security interest in all Collateral of each Grantor in which a security interest may be perfected by filing a financing statement under the UCC of the jurisdiction of organization of such Grantor, subject only to Liens permitted under Section 6.02 of the Shake Shack Credit Agreement.

3.2.                            Type and Jurisdiction of Organization, Organizational and Identification Numbers.  The type of entity of such Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit A.

3.3.                            Principal Location.  Such Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Exhibit A; such Grantor has no other places of business except those set forth in Exhibit A.

3.4.                            Collateral Locations.  All of such Grantor’s locations where Collateral is located are listed on Exhibit A.  All of said locations are owned by such Grantor except for locations (i) which are leased by the Grantor as lessee and designated in Part III(b) of Exhibit A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part III(c) of Exhibit A.

3.5.                            Deposit Accounts.  All of such Grantor’s Deposit Accounts are listed on Exhibit B.

3.6.                            Exact Names.  Such Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization.  Such Grantor has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition.

3.7.                            Letter-of-Credit Rights and Chattel Paper.  Exhibit C lists all Letter-of-Credit Rights and Chattel Paper of such Grantor.  All action by such Grantor necessary or desirable to protect and perfect the Administrative Agent’s Lien on each item listed on Exhibit C (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) has been duly taken.  The Administrative Agent will have a fully perfected first priority security interest in the Collateral listed on Exhibit C, subject only to Liens permitted under Section 6.02 of the Shake Shack Credit Agreement.

3.8.                            Intellectual Property.  Such Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright, that is, or is intended to be, Collateral, except as set forth in Exhibit D.  This Security Agreement is effective to create a valid and continuing Lien, and upon filing of appropriate financing statements in the offices listed on Exhibit E under the UCC, and this Security Agreement with the United States Copyright Office and the United States Patent and Trademark Office, fully perfected first priority security interests in favor of the Administrative Agent on such Grantor’s U.S. Patents,

Trademarks and Copyrights, such perfected security interests are enforceable as such as against any and all creditors of and purchasers from such Grantor; and all action necessary to protect and perfect the Administrative Agent’s Lien on such Grantor’s Patents, Trademarks or Copyrights shall have been duly taken.

3.9.                            Filing Requirements.  None of the Collateral owned by a Grantor is of a type for which security interests or liens may be perfected by filing under any federal statute except for Patents, Trademarks and Copyrights held by such Grantor and described in Exhibit D.

3.10.                     No Financing Statements, Security Agreements.  No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the Administrative Agent on behalf of the Lenders as the secured party and (b) with respect to any lien permitted by Section 6.02 of the Shake Shack Credit Agreement.

3.11.                     Investment Property.  No Grantor owns any material Instrument, Security or other Investment Property other than Equity Interests owned by the Borrower in each of its Subsidiaries and Affiliates existing on the date hereof.

ARTICLE IV.
COVENANTS

From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, each Grantor agrees that:

4.1.                            General.

(a)                                 Authorization to File Financing Statements; Ratification.  Such Grantor hereby authorizes the Administrative Agent to file, and if requested will deliver to the Administrative Agent, all financing statements and other documents and take such other actions as may from time to time be reasonably requested by the Administrative Agent in order to maintain a first perfected security interest in (subject to liens permitted by Section 6.02 of the Shake Shack Credit Agreement) and, if applicable, Control of, the Collateral owned by such Grantor.  Any financing statement filed by the Administrative Agent may be filed in any filing office in any UCC jurisdiction and may (i) indicate such Grantor’s Collateral (1) as all assets of each Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor.  Such Grantor also agrees to furnish any such information to the Administrative Agent reasonably promptly upon request.  Such Grantor also ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(b)                                 Further Assurances.  Such Grantor agrees to take any and all reasonable actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Administrative Agent in its Collateral and the priority thereof against any Lien not expressly permitted hereunder.

(c)                                  Other Financing Statements.  Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except to secure Liens permitted by Section 6.02 of the Shake Shack Credit Agreement.  Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Administrative Agent, subject to such Grantor’s rights under Section 9 509(d)(2) of the UCC.

(d)                                 Locations.  Such Grantor will not maintain any Collateral owned by it with a fair market value in excess of $25,000 at any location other than those locations listed on Exhibit A (as such Exhibit may be updated from time to time in accordance with Section 8.3 hereof).

(e)                                  Compliance with Terms.  Such Grantor will perform and comply with all material obligations in respect of the Collateral owned by it and all agreements to which it is a party or by which it or its Collateral is bound, except to the extent that the failure to comply could not reasonably be expected to have a Material Adverse Effect.

4.2.                            Collection of Receivables.  Except as otherwise provided in this Security Agreement, such Grantor will use its best efforts to collect and will enforce, at such Grantor’s sole expense, all amounts due or hereafter due to such Grantor under the material Receivables owned by it.

4.3.                            Equipment.  Subject to the rights of any landlord under any lease applicable to any of the locations set forth on Exhibit A, such Grantor shall not permit any Equipment with a fair market value in excess of $25,000 to become a fixture with respect to real property leased by such Grantor or to become an accession with respect to other personal property with respect to which real or personal property the Administrative Agent does not have a Lien.  Such Grantor will not, without the Administrative Agent’s prior written consent, alter or remove any identifying symbol or number on any of such Grantor’s material Equipment constituting Collateral.

4.4.                            Delivery of Instruments, Securities, Chattel Paper and Documents.  Such Grantor will (a) deliver to the Administrative Agent immediately upon execution of this Security Agreement the originals of all Chattel Paper and certificated Instruments constituting Collateral owned by it (if any then exist) in excess of $250,000 (individually or in the aggregate), (b) hold in trust for the Administrative Agent upon receipt and immediately thereafter deliver to the Administrative Agent any such Chattel Paper and certificated Instruments constituting Collateral in excess of $250,000 (individually or in the aggregate), (c) upon the Administrative Agent’s request, deliver to the Administrative Agent (and thereafter hold in trust for the Administrative Agent upon receipt and immediately deliver to the Administrative Agent) any Document evidencing or constituting Collateral in excess of $250,000 (individually or in the aggregate) and (d) upon the Administrative Agent’s request, deliver to the Administrative Agent a duly executed amendment to this Security Agreement, in the form of Exhibit F hereto (the “Supplement”), pursuant to which such Grantor will supplement the schedules hereto to describe such additional Collateral.  Such Grantor hereby authorizes the Administrative Agent to attach each Supplement to this Security Agreement and acknowledges and agrees that all additional Collateral owned by it set forth in such Supplement shall be considered to be a part of the Collateral.

4.5.                            Investment Property.  Other than (i) as permitted under the Shake Shack Credit Agreement and (ii) the Equity Interest owned by such Grantor in such Grantor’s Subsidiaries and Affiliates as set forth on Schedule 3.14 of the Shake Shack Credit Agreement, such Grantor will not own, purchase or otherwise acquire any Instrument, Security or other Investment Property.

4.6.                            Intellectual Property.

(a)                                 Such Grantor will use its commercially reasonable efforts to secure all consents and approvals necessary for the Administrative Agent to enforce the security interests granted hereunder, in any License held by such Grantor, including an acknowledgement and consent of any licensor under any License.

(b)                                 Such Grantor shall promptly notify the Administrative Agent if it knows that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) that are material to the conduct of its business or operations may become abandoned or dedicated to the public, or of any similar materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court, other than any non-final office actions) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

(c)                                  If such Grantor, either directly or through any agent, employee, licensee or designee, files an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency such Grantor promptly shall provide the Administrative Agent with notice thereof, and, upon request of the Administrative Agent, such Grantor shall execute and deliver any and all security agreements as the Administrative Agent may request to evidence the Administrative Agent’s first priority security interest on such Patent, Trademark or Copyright.

(d)                                 Such Grantor shall take all reasonable actions necessary or reasonably requested by the Administrative Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of its Patents, Trademarks and Copyrights (now or hereafter existing) that are material to the conduct of its business or operations, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

(e)                                  Such Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution of such Patents, Trademarks or Copyrights and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Administrative Agent shall deem necessary and reasonably appropriate under the circumstances to protect such Patent, Trademark or Copyright.  In the event that such Grantor institutes suit because any of its Patents, Trademarks or Copyrights constituting Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 4.6.

4.7.                            Commercial Tort Claims.  Such Grantor shall promptly, and in any event within five Business Days after the same is acquired by it, notify the Administrative Agent of any Commercial Tort Claim and in excess of $500,000 (individually or in the aggregate) acquired by it and, unless the Administrative Agent otherwise consents, such Grantor shall enter into an amendment to this Security Agreement, in the form of Exhibit F hereto, granting to Administrative Agent a first priority security interest in such Commercial Tort Claim (subject to Liens permitted by Section 6.02 of the Shake Shack Credit Agreement.

4.8.                            Letter-of-Credit Rights.  If such Grantor is or becomes the beneficiary of a letter of credit, it shall promptly, and in any event within five Business Days after becoming a beneficiary, notify the Administrative Agent thereof and cause the issuer and/or confirmation bank to consent to the assignment of any Letter-of-Credit Rights to the Administrative Agent.

4.9.                            Federal, State or Municipal Claims.  Such Grantor will promptly, and in any event within five Business Days after the same is acquired by it, notify the Administrative Agent of any Collateral which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

4.10.                     No Interference.  Unless required by law, such Grantor agrees that it will not interfere with any right, power and remedy of the Administrative Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Administrative Agent of any one or more of such rights, powers or remedies.

4.11.                     Change of Name or Location; Change of Fiscal Year.  Such Grantor shall not (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth on Exhibit A (as such Exhibit may be updated from time to time in accordance with Section 8.3 hereof),  (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless (i) such location is in the continental U.S., (ii) the Administrative Agent shall have received at least fifteen days prior written notice of such change, (iii) such change could not reasonably be expected to materially adversely affect the validity, perfection or priority of the Administrative Agent’s security interest in the Collateral and (iv) any reasonable action requested by the Administrative Agent in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Administrative Agent).

ARTICLE V.
EVENTS OF DEFAULT AND REMEDIES

5.1.                            Events of Default.  The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

(a)                                 Any representation or warranty made by or on behalf of any Grantor under or in connection with this Security Agreement shall be materially false as of the date on which made.

(b)                                 The breach by any Grantor of any of the terms or provisions of Article IV, which breach remains unremedied for a period of five Business Days.

(c)                                  The breach by any Grantor (other than a breach which constitutes an Event of Default under any other Section of this Article V) of any of the terms or provisions of this Security Agreement which is not remedied within ten Business Days after such breach; and

(d)                                 The occurrence of any “Event of Default” under, and as defined in, the Shake Shack Credit Agreement.

5.2.                            Remedies.

(a)                                 Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may, with the concurrence or at the direction of the Required Secured Parties, exercise any or all of the following rights and remedies:

(i)                                     those rights and remedies provided in this Security Agreement, the Shake Shack Credit Agreement, or any other Loan Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to the Administrative Agent and the Lenders prior to an Event of Default;

(ii)                                  those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;

(iii)                               give notice of sole control or any other instruction under any control agreement with any securities intermediary and take any action therein with respect to such Collateral; and

(iv)                              without notice (except as specifically provided in Section 7.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Administrative Agent may deem commercially reasonable.

(b)                                 The Administrative Agent, on behalf of the Lenders, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c)                                  The Administrative Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Administrative Agent and the Lenders, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption each Grantor hereby expressly releases.

(d)                                 Until the Administrative Agent is able to effect a sale, lease, or other disposition of Collateral, the Administrative Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent.  The Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Administrative Agent’s remedies (for the benefit of the Administrative Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment.

(e)                                  If, after the Shake Shack Credit Agreement has terminated by its terms and all of the Obligations have been paid in full, there remain Swap Obligations outstanding, the Required Secured

Parties may exercise the remedies provided in this Section 5.2 upon the occurrence of any event which would allow or require the termination or acceleration of any Swap Obligations pursuant to the terms of the Swap Agreement.

(f)                                   Notwithstanding the foregoing, neither the Administrative Agent nor the Lenders shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(g)                                  Each Grantor acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private.

5.3.                            Grantor’s Obligations Upon Event of Default.  Upon the request of the Administrative Agent after the occurrence and during the continuation of an Event of Default, each Grantor will:

(a)                                 assemble and make available to the Administrative Agent the Collateral and all books and records relating thereto at any place or places specified by the Administrative Agent, whether at a Grantor’s premises or elsewhere;

(b)                                 permit the Administrative Agent, by the Administrative Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantors for such use and occupancy; and

(c)                                  at its own expense, cause the independent certified public accountants then engaged by each Grantor to prepare and deliver to the Administrative Agent and each Lender, at any time, and from time to time, promptly upon the Administrative Agent’s request, the following reports with respect to the applicable Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.

5.4.                            Grant of Intellectual Property License.  For the purpose of enabling the Administrative Agent to exercise the rights and remedies under this Article V at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders a nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor and only during the occurrence of and continuation of an Event of Default and after acceleration of the Obligations) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Administrative Agent may sell any of such Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased the Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Administrative Agent’s rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Administrative Agent may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.  With respect to the Trademarks licensed to the Administrative Agent under the foregoing license, prior to any acceleration of the Obligations the license shall be subject to Administrative Agent’s compliance with commercially reasonable quality control provisions provided by Grantor, as amended from time to time.

ARTICLE VI.
ATTORNEY IN FACT; PROXY

6.1.                            Authorization for Secured Party to Take Certain Action.

(a)                                 Each Grantor irrevocably authorizes the Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent and appoints the Administrative Agent as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (ii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (iii) to endorse and collect any cash proceeds of the Collateral, (iv) to apply the proceeds of any Collateral received by the Administrative Agent to the Secured Obligations as provided in Section 2.16 of the Shake Shack Credit Agreement, (v) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), (vi) to contact Account Debtors for any reason, (vii) to prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (viii) to change the address for delivery of mail addressed to such Grantor to such address as the Administrative Agent may designate and to receive, open and dispose of all mail addressed to such Grantor, and (ix) to do all other acts and things necessary to carry out this Security Agreement; and such Grantor agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement or under the Shake Shack Credit Agreement; and provided further that notwithstanding anything to the contrary in this Section 6.1(a) the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for under subsections (iii)-(ix) hereof unless an Event of Default shall have occurred and is continuing.

(b)                                 All acts of said attorney or designee are hereby ratified and approved.  The powers conferred on the Administrative Agent, for the benefit of the Administrative Agent and Lenders, under this Section 6.1 are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers.

6.2.                            Nature of Appointment; Limitation of Duty.  THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 7.14.  NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE ADMINISTRATIVE AGENT, NOR ANY LENDER, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO

PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII.
GENERAL PROVISIONS

7.1.                            Waivers.  Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made.  To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article VIII, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made.  To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Administrative Agent or any Lender arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Administrative Agent or such Lender as finally determined by a court of competent jurisdiction.  To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Administrative Agent or any Lender, any valuation,  appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.  Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

7.2.                            Limitation on Administrative Agent’s and Lenders’ Duty with Respect to the Collateral.  The Administrative Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale.  The Administrative Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control.  Neither the Administrative Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Administrative Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.  To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Administrative Agent (i) to fail to incur expenses deemed significant by the Administrative Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral.  Each Grantor acknowledges that the purpose of this Section 7.2 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would be commercially reasonable in the Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7.2.  Without limitation upon the foregoing, nothing contained in this Section 7.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7.2.

7.3.                            Compromises and Collection of Collateral.  The Grantors and the Administrative Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable.  In view of the foregoing, each Grantor agrees that the Administrative Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Administrative Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Administrative Agent shall be commercially reasonable so long as the Administrative Agent acts in good faith based on information known to it at the time it takes any such action.

7.4.                            Secured Party Performance of Debtor Obligations.  Without having any obligation to do so, the Administrative Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and the Grantors shall reimburse the Administrative Agent for any amounts paid by the Administrative Agent pursuant to this Section 7.4 in the event that such Grantor failed to pay or perform such obligation.  The Grantors’ obligation to reimburse the Administrative Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

7.5.                            Specific Performance of Certain Covenants.  Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 5.3 or 7.7 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and Lenders have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Administrative Agent or the Lenders to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 7.5 shall be specifically enforceable against the Grantors.

7.6.                            Dispositions Not Authorized.  No Grantor is authorized to sell or otherwise dispose of the Collateral except as permitted under Section 6.05 of the Shake Shack Credit Agreement and notwithstanding any course of dealing between any Grantor and the Administrative Agent or other conduct of the Administrative Agent, no authorization to sell or otherwise dispose of the Collateral (except as permitted under Section 6.05 of the Shake Shack Credit Agreement) shall be binding upon the Administrative Agent or the Lenders unless such authorization is in writing signed by the Administrative Agent with the consent or at the direction of the Required Secured Parties.

7.7.                            No Waiver; Amendments; Cumulative Remedies.  No delay or omission of the Administrative Agent or any Lender to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy.  No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Administrative Agent with the concurrence or at the direction of the Lenders required under Section 9.02 of the Shake Shack Credit Agreement and then only to the extent in such writing specifically set forth.  All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Secured Obligations (other than contingent indemnification obligations and Banking Services Obligations) have been paid in full (or with respect to any outstanding Letters of Credit, a cash deposit or Supporting Letter of Credit has been delivered to the Administrative Agent as required by the Shake Shack Credit Agreement).

7.8.                            Limitation by Law; Severability of Provisions.  All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part.  Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

7.9.                            Reinstatement.  This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

7.10.                     Benefit of Agreement.  The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Administrative Agent and the Lenders and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Administrative Agent.  No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, hereunder.

7.11.                     Survival of Representations.  All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

7.12.                     Taxes and Expenses.  Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any.  The Grantors shall reimburse the Administrative Agent for any and all documented out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees) paid or incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral).  Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

7.13.                     Headings.  The title of and Section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

7.14.                     Termination.  This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Shake Shack Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations (other than contingent indemnification obligations and Banking Services Obligations) have been indefeasibly paid and performed in full (or with respect to any outstanding Letters of Credit, a cash deposit or Supporting Letter of Credit has been delivered to the Administrative Agent as required by the Shake Shack Credit Agreement) and no commitments of the Administrative Agent or the Lenders which would give rise to any Secured Obligations are outstanding.

7.15.                     Release of Security.

(a)                                 At such time as this Security Agreement is terminated pursuant to Section 7.14 hereof, the Collateral shall be released from the first priority Liens created hereby, and this Security Agreement and obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party.  Further, Administrative Agent will (i) execute and deliver, solely at the Grantors’ expense and without any representations, warranties or recourse whatsoever, any UCC termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably requested by the Borrower and necessary to release, as of record, any and all Liens and all notices of security interests and Liens previously filed by Agent with respect to the Obligations and (ii) return any possessory Collateral previously delivered to the Administrative Agent by a Grantor, solely at the request and expense of the applicable Grantor.  Further, solely to the extent this Security Agreement is terminated pursuant to Section 7.14 hereof, each Grantor is hereby authorized to file UCC amendments or termination statements evidencing the termination of the Liens so released.

(b)                                 If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by Section 6.05 of the Shake Shack Credit Agreement, Administrative Agent will execute and deliver, solely at the Grantors’ expense and without any representations, warranties or recourse whatsoever, any UCC termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably requested by the Borrower to release such Liens.

7.16.                     Entire Agreement.  This Security Agreement embodies the entire agreement and understanding between the Grantors and the Administrative Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Administrative Agent relating to the Collateral.

7.17.                     CHOICE OF LAW.  THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7.18.                     CONSENT TO JURISDICTION.  EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND EACH GRANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.  ANY JUDICIAL PROCEEDING BY ANY GRANTOR AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

7.19.                     WAIVER OF JURY TRIAL.  EACH GRANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

7.20.                     Indemnity.  Each Grantor hereby agrees to indemnify the Administrative Agent and the Lenders, and their respective successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent or any Lender is a party thereto) imposed on, incurred by or asserted against the Administrative Agent or the Lenders, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, including any claim for Patent, Trademark or Copyright infringement, or arising from the acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Administrative Agent, the Lenders, or any Grantor, in each case, other than in connection with the gross negligence or willful misconduct of the Administrative Agent or any Lender.

7.21.                     Counterparts.  This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart.  Delivery of an executed counterpart of a signature page of this Security Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Security Agreement.

7.22.                     Renewal and Extension of Liens and Security Interests.  Each Grantor acknowledges that the pledge and grant of liens and security interests made by the Grantors to the Administrative Agent, for the benefit of the Lender Parties, in the Existing Security Agreement, are valid and subsisting, are not impaired or diminished hereby, and are extended and carried forward hereby to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations.

ARTICLE VIII.
NOTICES

8.1.                            Sending Notices.  Any notice required or permitted to be given under this Security Agreement shall be sent by United States mail, telecopier, personal delivery or nationally established overnight courier service, and shall be deemed received (a) when received, if sent by hand or overnight courier service, or mailed by certified or registered mail notices or (b) when sent, if sent by telecopier (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to the Grantors at the notice address set forth on Exhibit A, and to the Administrative Agent and the Lenders at the addresses set forth in, and accordance with Section 9.01 of the Shake Shack Credit Agreement.

8.2.                            Change in Address for Notices.  Each of the Grantors, the Administrative Agent and the Lenders may change the address for service of notice upon it by a notice in writing to the other parties.

8.3.                            Exhibits. Subject to compliance with the requirements set forth in Section 5.12 of the Shake Shack Credit Agreement, each Grantor may, from time to time, update the Exhibits attached hereto by delivering such updated Exhibits to the Administrative Agent at the address set forth in, and in accordance with, Section 9.01 of the Shake Shack Credit Agreement.

ARTICLE IX.
THE ADMINISTRATIVE AGENT

JPMorgan Chase Bank, N.A. has been appointed Administrative Agent for the Lenders hereunder pursuant to Article VIII of the Shake Shack Credit Agreement.  It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Lenders to the Administrative Agent pursuant to the Shake Shack Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such Article VIII.  Any successor Administrative Agent appointed pursuant to Article VIII of the Shake Shack Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the Grantors and the Administrative Agent have executed this Security Agreement as of the date first above written.

SSE HOLDINGS, LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK ENTERPRISES, LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

UNION SQUARE HOSPITALITY GROUP, LLC

By:	/s/ Karen Kochevar
Name: Karen Kochevar
Title: Chief Financial Officer

SSE IP, LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK ENTERPRISES INTERNATIONAL, LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

Shake Shack Pledge and Security Agreement

CUSTARD’S FIRST STAND, LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK 300 WEST 44th STREET LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK 152 EAST 86 LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK 366 COLUMBUS LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK 18th STREET NW WASHINGTON D.C. LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

Shake Shack Pledge and Security Agreement

SHAKE SHACK 1111 LINCOLN ROAD LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK SANSOM STREET PHILADELPHIA LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK WESTPORT LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK FULTON STREET BROOKLYN LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK CORAL GABLES, LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

Shake Shack Pledge and Security Agreement

SHAKE SHACK GRAND CENTRAL LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK WESTBURY LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK HARVARD SQUARE BOSTON LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK NEW HAVEN LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK DOMESTIC LICENSING LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

Shake Shack Pledge and Security Agreement

SHAKE SHACK BOSTON CHESTNUT HILL LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK BOCA RATON LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK 800 F STREET LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK KING OF PRUSSIA LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK PARAMUS LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

Shake Shack Pledge and Security Agreement

SHAKE SHACK UNIVERSITY CITY PHILADELPHIA LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK UNITED KINGDOM LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK TURKEY LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK RUSSIA LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

SHAKE SHACK MIDDLE EAST LLC

By:	/s/ Jeff Uttz
Name: Jeff Uttz
Title: Chief Financial Officer

Shake Shack Pledge and Security Agreement

J.P.MORGAN CHASE BANK, N.A.

By:	/s/ James McDonnell

Name:	James McDonnell

Title:	Officer

Shake Shack Pledge and Security Agreement

EXHIBIT A

(See Sections 3.2, 3.3, 3.4 and 8.1 of Security Agreement)

NOTICE ADDRESS FOR UNION SQUARE HOSPITALITY GROUP, LLC

Union Square Hospitality Group

24 Union Square East, 6th Floor

New York, New York 10003

Attention: Jeff Flug (jflug@ushgnyc.com), Karen Kochevar (kkochevar@ushgnyc.com) and Ron

Palmese (rpalmese@ushgnyc.com)

NOTICE ADDRESS FOR ALL OTHER GRANTORS

SSE Holdings, LLC

24 Union Square East, 5th Floor

New York, New York 10003

Attention: Randy Garutti (rgarutti@shakeshack.com), Jeff Uttz (juttz@shakeshack.com) and Ron

Palmese (rpalmese@ushgnyc.com)

I.                                                Name of Grantor, State of Incorporation or Organization, Type of Entity, Organizational Number, Federal Identification Number (Section 3.2 of Security Agreement)

Name of Grantor	State of Incorporation or Organization	Type of Entity	Organizational Number	Federal Identification Number
Union Square Hospitality Group, LLC	NY	Limited liability company	N/A	01-0959808
Custard’s First Stand, LLC	NY	Limited liability company	N/A	26-0083218
Shake Shack 366 Columbus LLC	NY	Limited liability company	N/A	26-2349016
Shake Shack Enterprises, LLC	NY	Limited liability company	N/A	26-4487502
Shake Shack 152 E 86 LLC	NY	Limited liability company	N/A	27-0329939
Shake Shack Enterprises International, LLC	NY	Limited liability company	N/A	27-1616608
SSE Holdings, LLC	DE	Limited liability company	N/A	30-0586389
SSE IP, LLC	DE	Limited liability	N/A	30-0586393

Name of Grantor	State of Incorporation or Organization	Type of Entity	Organizational Number	Federal Identification Number
company
Shake Shack 1111 Lincoln Road LLC	NY	Limited liability company	N/A	27-1182170
Shake Shack 300 West 44th Street LLC	NY	Limited liability company	N/A	27-1299334
Shake Shack 102 North End Ave LLC	NY	Limited liability company	N/A	27-2873457
Shake Shack 18th Street N.W. Washington D.C. LLC	DE	Limited liability company	N/A	27-3110175
Shake Shack Fulton Street Brooklyn LLC	NY	Limited liability company	N/A	27-3110348
Shake Shack Westport LLC	DE	Limited liability company	N/A	27-3300650
Shake Shack Sansom Street Philadelphia LLC	DE	Limited liability company	N/A	45-2184628
Shake Shack Coral Gables, LLC	DE	Limited liability company	N/A	45-3002559
Shake Shack Grand Central LLC	NY	Limited liability company	N/A	45-3153278
Shake Shack Westbury LLC	DE	Limited liability company	N/A	45-3712285
Shake Shack Harvard Square Boston LLC	DE	Limited liability company	N/A	45-4119510
Shake Shack New Haven LLC	DE	Limited liability company	N/A	45-4118622
Shake Shack Domestic Licensing LLC	DE	Limited liability company	N/A	45-4045615
Shake Shack Boca Raton LLC	DE	Limited liability company	N/A	45-5090380
Shake Shack Boston Chestnut Hill LLC	DE	Limited liability company	N/A	45-5090439

Name of Grantor	State of Incorporation or Organization	Type of Entity	Organizational Number	Federal Identification Number

Shake Shack Chicago Ohio Street LLC	DE	Limited liability company	N/A	45-5090518
Shake Shack Middle East LLC	DE	Limited liability company	N/A	80-0911417
Shake Shack Russia LLC	DE	Limited liability company	N/A	80-0912604
Shake Shack Turkey LLC	DE	Limited liability company	N/A	90-0955817
Shake Shack United Kingdom LLC	DE	Limited liability company	N/A	90-0955951
Shake Shack 800 F Street LLC	DE	Limited liability company	N/A	90-0937283
Shake Shack King of Prussia LLC	DE	Limited liability company	N/A	90-0937525
Shake Shack Paramus LLC	DE	Limited liability company	N/A	35-2468381
Shake Shack University City Philadelphia LLC	DE	Limited liability company	N/A	90-0937553
Shake Shack Flatbush Brooklyn LLC	DE	Limited liability company	N/A	37-1709174
Shake Shack Georgetown LLC	DE	Limited liability company	N/A	90-0937541
Shake Shack Buckhead Atlanta LLC	DE	Limited liability company	N/A	90-0957364
Shake Shack Las Vegas Park LLC	DE	Limited liability company	N/A	35-2472750
Shake Shack Tysons Corner Fairfax County LLC	DE	Limited liability company	N/A	30-0800573
Shake Shack Union Station Washington D.C. LLC	DE	Limited liability company	N/A	30-0800573

Name of Grantor	State of Incorporation or Organization	Type of Entity	Organizational Number	Federal Identification Number
Shake Shack Winter Park Orlando LLC	DE	Limited liability company	N/A	35-2487248
Shake Shack DUMBO LLC	DE	Limited liability company	N/A	80-0958402
Shake Shack South Lamar Austin LLC	DE	Limited liability company	N/A	80-0958090
Shake Shack The Domain Austin LLC	DE	Limited liability company	N/A	90-1030705
Shake Shack Newbury Street Boston LLC	DE	Limited liability company	N/A	90-1030693

II.                                   Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address (Section 3.3 of Security Agreement):

Name of Grantor	Place of Business	Mailing Address
Union Square Hospitality Group, LLC	24 Union Square East, 6th Floor New York, NY 10003	24 Union Square East, 6th Floor New York, NY 10003
Custard’s First Stand, LLC	Madison Square Park New York, NY 10010	1133 Broadway Suite 640 New York, NY 10010
Shake Shack 366 Columbus LLC	366 Columbus Ave New York, NY 10024	Same
Shake Shack Enterprises, LLC	24 Union Square East, 5th Floor New York, NY 10003	Same
Shake Shack 152 E 86 LLC	154 E 86th Street New York, NY 10128	Same
Shake Shack Enterprises International, LLC	24 Union Square East, 5th Floor New York, NY 10003	Same
SSE Holdings, LLC	24 Union Square East, 5th Floor New York, NY 10003	Same

Name of Grantor	Place of Business	Mailing Address
SSE IP, LLC	24 Union Square East, 5th Floor New York, NY 10003	Same
Shake Shack 1111 Lincoln Road LLC	1111 Lincoln Road Miami, FL 33139	Same
Shake Shack 300 West 44th Street LLC	681 8th Avenue New York, NY 10036	Same
Shake Shack 102 North End Ave LLC	215 Murray Street New York, NY 10282	Same
Shake Shack 18th Street NW Washington D.C. LLC	1216 18th Street NW Washington, D.C. 20036	Same
Shake Shack Fulton Street Brooklyn LLC	409 Fulton Street Brooklyn, NY 11201	Same
Shake Shack Westport LLC	1849 Post Road East Westport, CT 06880	Same
Shake Shack Sansom Street Philadelphia LLC	2000-02 Sansom Street Philadelphia, PA 19103	Same
Shake Shack Coral Gables, LLC	1450 South Dixie Highway (US1) Coral Gables, FL 33146	Same
Shake Shack Grand Central LLC	49 Grand Central Terminal Lower Level Dining Concourse New York, NY 10017	Same
Shake Shack Westbury LLC	The Gallery at Westbury Plaza 860 Old Country Road Garden City, NY 11530	Same
Shake Shack Harvard Square Boston LLC	92 Winthrop Street Cambridge, MA 02138	Same
Shake Shack New Haven LLC	986 Chapel Street New Haven, CT 06510	Same
Shake Shack Domestic Licensing LLC	24 Union Square East, 5th Floor New York, NY 10003	Same
Shake Shack Boca Raton LLC	1400 Glades Road Boca Raton, FL 33431	Same

Name of Grantor	Place of Business	Mailing Address
Shake Shack Boston Chestnut Hill LLC	49 Boylston Street Chestnut Hill, MA 02467	Same
Shake Shack Chicago Ohio Street LLC(1)	520 North Michigan Avenue Chicago, IL 60611	c/o Shake Shack Enterprises, LLC 24 Union Square East, 5th Floor New York, NY 10003
Shake Shack Middle East LLC	c/o Shake Shack Enterprises, LLC 24 Union Square East, 5th Floor New York, NY 10003	Same
Shake Shack Russia LLC	c/o Shake Shack Enterprises, LLC 24 Union Square East, 5th Floor New York, NY 10003	Same
Shake Shack Turkey LLC	c/o Shake Shack Enterprises, LLC 24 Union Square East, 5th Floor New York, NY 10003	Same
Shake Shack United Kingdom LLC	c/o Shake Shack Enterprises, LLC 24 Union Square East, 5th Floor New York, NY 10003	Same
Shake Shack 800 F Street LLC	800 F Street N.W. Washington, DC 20004	Same
Shake Shack King of Prussia LLC	The Plaza at King of Prussia 160 North Gulph Road, Suite 233 King of Prussia, PA 19406	Same
Shake Shack Paramus LLC	479 Route 17 South Paramus, NJ 07652	Same
Shake Shack Flatbush Brooklyn LLC(1)	170 Flatbush Avenue Brooklyn, NY 11217	c/o Shake Shack Enterprises, LLC 24 Union Square East, 5th Floor New York, NY 10003
Shake Shack Georgetown LLC(2)	N/A	N/A

(1) Not open yet

(2) Lease terminated.

Name of Grantor	Place of Business	Mailing Address
Shake Shack University City Philadelphia LLC	3200 Chestnut Street Philadelphia, PA 19104	c/o Shake Shack Enterprises, LLC 24 Union Square East, 5th Floor New York, NY 10003
Shake Shack Buckhead Atlanta LLC(1)	3035 Peachtree Rd. Atlanta, GA 30305	c/o Shake Shack Enterprises, LLC 24 Union Square East, 5th Floor New York, NY 10003
Shake Shack Las Vegas Park LLC(3)	New York-New York Hotel & Casino 3790 Las Vegas Boulevard South Las Vegas, NV 89109	c/o Shake Shack Enterprises, LLC 24 Union Square East, 5th Floor New York, NY 10003
Shake Shack Tysons Corner Fairfax County LLC(1)	7903 Tysons One Place Tysons Corner, VA 22102	c/o Shake Shack Enterprises, LLC 24 Union Square East, 5th Floor New York, NY 10003
Shake Shack Union Station Washington D.C. LLC(1)	50 Massachusetts Ave NE Washington, DC 20002	c/o Shake Shack Enterprises, LLC 24 Union Square East, 5th Floor New York, NY 10003
Shake Shack Winter Park Orlando LLC(1)	119 N Orlando Avenue, Suite #109 Winter Park, FL 32789	c/o Shake Shack Enterprises, LLC 24 Union Square East, 5th Floor New York, NY 10003
Shake Shack DUMBO LLC(1)	1 Old Fulton Street Brooklyn, NY 11201	c/o Shake Shack Enterprises, LLC 24 Union Square East, 5th Floor New York, NY 10003
Shake Shack South Lamar Austin LLC(1)	1100 South Lamar, Building 2 Austin, Texas 78704	c/o Shake Shack Enterprises, LLC 24 Union Square East, 5th Floor New York, NY 10003
Shake Shack The Domain Austin LLC(1)	1100 South Lamar Bld 2 Austin, TX 78704	c/o Shake Shack Enterprises, LLC 24 Union Square East, 5th Floor New York, NY 10003

(3) Location of property subject to change.

Name of Grantor	Place of Business	Mailing Address
Shake Shack Newbury Street Boston LLC(1)	234-236 Newbury Street Boston, MA 02116	c/o Shake Shack Enterprises, LLC 24 Union Square East, 5th Floor New York, NY 10003

III.                              Locations of Collateral (Section 3.4 of Security Agreement):

(a)                                 Properties Owned by the Grantor:

None.

(b)                                 Properties Leased by the Grantor (Include Landlord’s Name):

Name of Grantor	Property Address	Lease Details
Shake Shack 366 Columbus LLC	366 Columbus Ave New York, NY 10128	Agreement of Lease, dated as of February 29, 2008, between 101 West 77th Street, LLC and Shake Shack 366 Columbus LLC
Shake Shack 1111 Lincoln Road LLC	1111 Lincoln Road Miami, FL 33139	Lease, dated as of October 7, 2009, by and between MBEACH1, LLP and Shake Shack 1111 Lincoln Road LLC, as amended by Amendment to Lease, dated as of October 30, 2009
Shake Shack 152 E 86 LLC	154 E 86th Street New York, NY 10128

Lease Agreement, dated as of December 7, 2009, between 85th Estates Company and Shake Shack 152 E 86 LLC, as amended by Amendment of Lease, dated as of March 16, 2010, as further amended by the Letter, dated as of August 3, 2010

Shake Shack 300 West 44th Street LLC	691 8th Avenue New York, NY 10036	Lease, dated as of December 17, 2009, between West 44th Street Hotel LLC and Shake Shack 300 West 44th St LLC
Shake Shack Fulton Street Brooklyn LLC	409 Fulton Street Brooklyn, NY 11201	Agreement of Lease, dated as of July 20, 2010, between Allied Property Group, LLC and Shake Shack Fulton Street Brooklyn LLC
Shake Shack 18th Street NW Washington D.C. LLC	1216 18th Street NW Washington, D.C. 20036	Agreement of Lease, dated as of July 22, 2010, by and between Jemal Vent Limited Partnership and Shake Shack 18th Street NW Washington D.C. LLC
Shake Shack 102 North End Ave LLC	215 Murray Street New York, NY 10282	Lease, dated as of July 29, 2010, between GS Site 25 Retail, LLC and Shake Shack 102 North

End Ave LLC
Shake Shack Sansom Street Philadelphia LLC	2000-02 Sansom Street Philadelphia, PA 19103

Net Lease, dated as of May 16, 2011, by and between Two Nuts L.P., Stefco Realty Corp., Serf Co., GEM Associates and ESR Associates acting through their agent, Midwood Management Corp., and Shake Shack Sansom Street Philadelphia, LLC

Shake Shack Coral Gables LLC	1450 South Dixie Highway Coral Gables, FL 33146	Commercial Lease, dated as of July 27, 2011, between 1450 Partnership Ltd. and Shake Shack Coral Gables, LLC
Shake Shack Westport LLC	1849 Post Road East Westport, CT 06880	Commercial Lease, dated as of August 31, 2010, by and among K414 East 120th Street Associates, LP, Somerset Motel, LLC, Peter Wormser, Elizabeth Milwe and Shake Shack Westport LLC
Shake Shack Westbury LLC	The Gallery at Westbury Plaza 900 Old Country Road Westbury, NY 11590	Indenture of Lease, dated as of November 4, 2011, by and between Equity One (Northeast Portfolio) Inc. and Shake Shack Westbury LLC
Shake Shack Grand Central LLC	Space Number LC-19/23 Grand Central Terminal New York, NY 10017	Lease Agreement, dated as of November 16, 2011, by and between Metropolitan Transportation Authority, acting by and through Metro-North Commuter Railroad Company, and Shake Shack Grand Central LLC
Shake Shack New Haven LLC	986 Chapel Street New Haven, CT 05610	Lease Agreement, dated as of December 23, 2011, between Yale University and Shake Shack New Haven LLC, as amended by the Letter, dated as of June 13, 2012
Shake Shack Boston Chestnut Hill LLC	49 Boylston Street Chestnut Hill, MA 02467

Indenture of Lease, dated as of April 30, 2012, between Chestnut Hill Shopping Center LLC and Shake Shack Boston Chestnut Hill LLC, as amended by Amendment No. 1 of Lease, dated as of December 11, 2013

Shake Shack Boca Raton LLC	1400 Glades Road Boca Raton, FL 33431

Lease, dated as of May 21, 2012, between UnCommon Ltd. And Shake Shack Boca Raton LLC, as amended by the Amendment to Lease, dated as of August 14, 2012, as further amended by the Second Amendment to Lease, dated as of December 21, 2012

Shake Shack Chicago Ohio Street LLC	520 North Michigan Avenue Chicago, IL 60611	Lease Agreement, dated as of June 11, 2012, by and between RN 116 Company, L.L.C. and Shake Shack Chicago Ohio Street LLC, as

amended by the First Amendment of Lease, dated as of March 15, 2013
Shake Shack 800 F Street LLC	800 F Street N.W. Washington, DC 20004	Agreement of Lease, dated as of August 2, 2012, by and between Jemal’s Historic Row, LLC and Shake Shack 800 F Street LLC
Shake Shack King of Prussia	The Plaza at King of Prussia 160 North Gulph Road, Suite 233 King of Prussia, PA 19406	Lease, dated as of September 28, 2012, by and between King of Prussia Associates, GP and Shake Shack King of Prussia LLC
Shake Shack Paramus LLC	479 Route 17 South Paramus, NJ 07652	Sublease, dated as of November 8, 2012, between Stacks Pancake House and Café, Inc. and Shake Shack Paramus LLC
Shake Shack University City Philadelphia LLC	3200 Chestnut Street Philadelphia, PA 19104

Retail Area Lease, dated as of December 26, 2012, by ACC OP (Chestnut PA) LLC and Shake Shack University City Philadelphia LLC, as amended by First Amendment to Retail Area Lease, dated as of August 8, 2013, as further amended by Second Amendment to Retail Area Lease, dated as of November 5, 2013

Shake Shack Buckhead Atlanta LLC	3035 Peachtree Rd. Atlanta, GA 30305	Lease, dated as of January 7, 2013 by and between OMB Buckhead Lender, LLC and Shake Shack Buckhead Atlanta LLC, as amended by the Amendment to Lease, dated as of September 9, 2013
Shake Shack Flatbush Brooklyn LLC	170 Flatbush Avenue Brooklyn, NY 11217	Agreement of Lease, dated as of January 21, 2013, by and between 162-170 Flatbush Associates LLC and Shake Shack Flatbush Brooklyn LLC
Custard’s First Stand, LLC	1133 Broadway Suite 640 New York, NY 10010	Office Lease, dated as of February 27, 2013, between Kew Management Corporation and Custard’s First Stand, LLC
Shake Shack Harvard Square Boston LLC	92 Winthrop Street Cambridge, MA 02138

Agreement of Lease, dated as of February 28, 2013, by and between Crimson Galeria Limited Partnership and Shake Shack Harvard Square Boston LLC, as amended by the First Amendment to Commercial Lease, dated as of July 22, 2013

Shake Shack Las Vegas Park LLC	New York-New York Hotel & Casino 3790 Las Vegas Boulevard South Las Vegas, NV 89109	Lease Agreement, dated as of April 12, 2013, between New York-New York Tower, LLC and Shake Shack Las Vegas Park LLC

Shake Shack Winter Park Orlando LLC	119 N Orlando Avenue, Suite #109 Winter Park, FL 32789	Lease Agreement, dated as of June 27, 2013 between Lakeside Winter Park, LLC and Shake Shack Winter Park Orlando LLC
Shake Shack Tysons Corner Fairfax County LLC	7903 Tysons One Place Tysons Corner, VA 22102	Lease Agreement, dated as of July 1, 2013 by and between Tysons Corner Holdings LLC and Shake Shack Tysons Corner Fairfax County LLC
Shake Shack DUMBO LLC	1 Old Fulton Street Brooklyn, NY 11201	Agreement of Lease, dated as of July 15, 2013, by and between DUMBO LLC and Shake Shack DUMBO LLC, as amended by First Amendment to Lease, dated as of July 22, 2013
Shake Shack Union Station Washington D.C. LLC	50 Massachusetts Ave NE Washington, DC 20002	Lease Agreement, dated as of July 16, 2013, by and between Union Station Investco, LLC and Shake Shack Union Station DC LLC
Shake Shack Enterprises, LLC	24 Union Square East, 5th Floor New York, NY 10003	Office Lease, dated as of October 1, 2013, between S. Klein Family LLC and Shake Shack Enterprises, LLC
Shake Shack South Lamar Austin LLC	1100 South Lamar, Building 2 Austin, Texas 78704	Lease Agreement, dated as of October 15, 2013, between GDG South Lamar Plaza LP and Shake Shack South Lamar Austin LLC
Custard’s First Stand, LLC	Madison Square Park Madison Avenue New York, NY 10010	License Agreement, dated as of October 22, 2013, between City of New York Department of Parks & Recreation and Custard’s First Stand LLC
Shake Shack Newbury Street Boston LLC	234-236 Newbury Street Boston, MA 02116	Lease, dated as of November 15, 2013, between Jamestown 234-236 Newbury Street, Limited Partnership and Shake Shack Newbury Street Boston LLC
Shake Shack The Domain Austin LLC	1100 South Lamar Bld 2 Austin, TX 78704	Lease, dated as of December 5, 2013, by and between The Domain Mall, LLC and Shake Shack The Domain Austin LLC

(c)                                  Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

EXHIBIT B

(See Section 3.5 of Security Agreement)

DEPOSIT ACCOUNTS

Name of Grantor	Name of Institution	Account Number	Description of Deposit Account
SSE Holdings, LLC	JPMorgan Chase Bank		Operating Account
SSE Holdings, LLC	JPMorgan Chase Bank		Master Deposit Account
Shake Shack Enterprises, LLC	JPMorgan Chase Bank		Operating Account
Shake Shack Enterprises, LLC	JPMorgan Chase Bank		Money market
Shake Shack Enterprises, LLC	JPMorgan Chase Bank		LOC
Shake Shack Enterprises, LLC	JPMorgan Chase Bank		SSE Payroll Account
Shake Shack Enterprises, LLC	JPMorgan Chase Bank		SSE ACH Account
Custard’s First Stand, LLC	JPMorgan Chase Bank		Operating Account
Custard’s First Stand, LLC	JPMorgan Chase Bank		Payroll Account
Shake Shack 366 Columbus, LLC	JPMorgan Chase Bank		Operating Account
Shake Shack 366 Columbus, LLC	JPMorgan Chase Bank		Payroll Account
Shake Shack Fulton Street Brooklyn LLC	JPMorgan Chase Bank		Operating Account
Shake Shack Fulton Street Brooklyn LLC	JPMorgan Chase Bank		Payroll Account
Shake Shack 102 North End Ave LLC	JPMorgan Chase Bank		Operating Account
Shake Shack 102 North End Ave LLC	JPMorgan Chase Bank		Payroll Account
Shake Shack 18th Street NW Washington D.C. LLC	JPMorgan Chase Bank		Operating Account
Shake Shack 18th Street NW Washington D.C. LLC	JPMorgan Chase Bank		Payroll Account
Shake Shack 1111 Lincoln Road LLC	JPMorgan Chase Bank		Operating Account
Shake Shack 1111 Lincoln Road LLC	JPMorgan Chase Bank		Payroll Account
Shake Shack 300 West 44th Street, LLC	JPMorgan Chase Bank		Operating Account

Shake Shack 300 West 44th Street LLC	JPMorgan Chase Bank	Payroll Account
Shake Shack Westport LLC	JPMorgan Chase Bank	Operating Account
Shake Shack Westport LLC	JPMorgan Chase Bank	Payroll Account
Shake Shack 152 E 86 LLC	JPMorgan Chase Bank	Operating Account
Shake Shack 152 E 86 LLC	JPMorgan Chase Bank	Payroll Account
Shake Shack Coral Gables, LLC	JPMorgan Chase Bank	Operating Account
Shake Shack Coral Gables, LLC	JPMorgan Chase Bank	Payroll Account
Shake Shack Grand Central LLC	JPMorgan Chase Bank	Operating Account
Shake Shack Grand Central LLC	JPMorgan Chase Bank	Payroll Account
Shake Shack New Haven LLC	JPMorgan Chase Bank	Operating Account
Shake Shack New Haven LLC	JPMorgan Chase Bank	Payroll Account
Shake Shack Sansom Street Philadelphia LLC	JPMorgan Chase Bank	Operating Account
Shake Shack Sansom Street Philadelphia LLC	JPMorgan Chase Bank	Payroll Account
Shake Shack Westbury LLC	JPMorgan Chase Bank	Operating Account
Shake Shack Westbury LLC	JPMorgan Chase Bank	Payroll Account
Shake Shack Boston Chestnut Hill, LLC	JPMorgan Chase Bank	Operating Account
Shake Shack Boca Raton LLC	JPMorgan Chase Bank	Operating Account
Shake Shack 800 F Street LLC	JPMorgan Chase Bank	Operating Account
Shake Shack King of Prussia LLC	JPMorgan Chase Bank	Operating Account
Shake Shack University City Philadelphia LLC	JPMorgan Chase Bank	Operating Account
Shake Shack Paramus LLC	JPMorgan Chase Bank	Operating Account
Shake Shack Harvard Square Boston LLC	JPMorgan Chase Bank	Operating Account
Shake Shack Flatbush Brooklyn LLC	JPMorgan Chase Bank	Operating Account

EXHIBIT C

(See Section 3.7 of Security Agreement and Definition of “Commercial Tort Claim”)

LETTER OF CREDIT RIGHTS

None.

CHATTEL PAPER

None.

COMMERCIAL TORT CLAIMS

None.

EXHIBIT D

(See Section 3.8 and 3.9 of Security Agreement)

INTELLECTUAL PROPERTY RIGHTS

PATENTS AND PATENT APPLICATIONS

None.

TRADEMARKS

See attached.

TRADEMARK APPLICATIONS

See attached.

COPYRIGHTS AND COPYRIGHT APPLICATIONS

None.

INTELLECTUAL PROPERTY LICENSES

Name of Grantor	Name of Agreement	Date of Agreement	Parties to Agreement
Shake Shack Domestic Licensing LLC	Master License Agreement	January 1, 2012	Hudson Yards Sports & Entertainment LLC and Shake Shack Domestic Licensing LLC
Shake Shack Domestic Licensing LLC	License Agreement	November 8, 2012	SSP America JFK, LLC and Shake Shack Domestic Licensing LLC
Shake Shack Middle East LLC	Country Restaurant License Agreement (Middle East)	June 13, 2012	Alshaya Trading Co. W.L.L. and Shake Shack Middle East LLC
Shake Shack Russia LLC	Country Restaurant License Agreement (Russia)	June 1, 2013	Dine Group LLC and Shake Shack Russia LLC
Shake Shack Turkey LLC	Country Restaurant License Agreement (The Republic of Turkey)	June 13, 2012	Shaya Magazacilik A.S. and Shake Shack Turkey LLC
Shake Shack United Kingdom LLC	Country Restaurant License Agreement (United Kingdom)	May 15, 2013	Lounge Dining Ltd. And Shake Shack United Kingdom LLC

TRADEMARKS AND TRADEMARK APPLICATIONS

Trademark	Country	Status	App. No	Filing Date	Reg. No.	Reg. Date	Renewal Date	Goods/Services
+1 REWARDS	United States	Registered	77/576561	9/23/2008	3594857	3/24/2009	3/24/2019	35 Int. Providing incentive award programs through the issuance and processing of prepaid stored value cards for frequent use of participating restaurants
BLUE SMOKE	European Community	Registered	009063678	4/28/2010	009063678	10/12/2010	4/28/2020	43 Int. Restaurant services; providing food and drink; bar services and catering services
BLUE SMOKE	Japan	Registered	2008-029739	4/16/2008	5180642	11/14/2008	11/14/2018	30 Int. Barbecue sauce; spices 43 Int. Providing foods and beverages
BLUE SMOKE	United States	Registered	75/796502	9/10/1999	2601747	7/30/2002	7/30/2022	30 Int. Barbecue sauce and spices 42 Int. Restaurant services
BLUE SMOKE	United States	Registered	77/197570	6/5/2007	3378050	2/5/2008	2/5/2018	43 Int. Catering services; contract food services
BLUE SMOKE	United States	Registered	77/805670	8/17/2009	3767215	3/30/2010	3/30/2020	30 Int. Confections, namely, candy
BLUE SMOKE	United States	Registered	85/158165	10/21/2010	3974376	6/7/2011	6/7/2021	30 Int. Bakery products, namely, cookies, fruit bars, cupcakes, breads, cakes and pies

								35 Int. Retail bakery services
BLUE SMOKE	Canada	Registered	1188579	9/9/2003	641665	6/8/2005	6/8/2020	CA Int. Barbecue sauce and spices Restaurant services
BLUE SMOKE	United States	Registered	78/529325	12/8/2004	3349412	12/4/2007	12/4/2017	29 Int. Roasted peanuts and potato chips 30 Int. Sandwiches 32 Int. Ale 33 Int. Bourbon
BOX FRITES	United States	Registered	77/608693	11/6/2008	3807858	6/22/2010	6/22/2020	43 Int. Providing food and drink
CAROLINA KICK	United States	Registered	77/349337	12/11/2007	3541516	12/2/2008	12/2/2018	30 Int. Barbecue sauce
EL VERANO TAQUERIA & DESIGN	United States	Registered	77/621105	11/24/2008	4049622	11/1/2011	11/1/2021	43 Int. Providing food and drink; restaurant services
ELEVEN MADISON PARK	United States	Registered	75/369415	10/7/1997	2406631	11/21/2000	11/21/2020	42 Int. Restaurant services
GRAMERCY TAVERN	European Community	Registered	008218844	4/15/2009	008218844	9/24/2009	4/15/2019	43 Int. Restaurant services
GRAMERCY TAVERN	United States	Registered	75/255450	3/11/1997	2271356	8/24/1999	8/24/2019	42 Int. Restaurant services
HQ	United States	Registered	85188919	12/2/10	4141037	5/15/12		35 Business and Consulting Services; 41 Educational Services
	United States	Registered	77929220	2/5/10	3960474	5/17/11		35 Business and Consulting Services; 41 Educational Services
	United States	Registered	77929181	2/5/10	3960473	5/17/11		35 Business and Consulting Services; 41 Educational

								Services
HOSPITALITY QUOTIENT	United States	Registered	77928516	2/4/10	3960472	5/17/11		35 Business and Consulting Services; 41 Educational Services
HUDSON YARDS CATERING	United States	Pending	85/949859	6/4/2013				43 Int. Catering; contract food services
HUDSON YARDS SPORTS & ENTERTAINMENT	United States	Registered	77/533731	7/29/2008	3656089	7/14/2009	7/14/2019	43 Int. Providing food and drink; catering services
K.C. RECIPE	United States	Registered	77/358143	12/21/2007	3447222	6/10/2008	6/10/2018	30 Int. Barbecue sauce
MAIALINO	United States	Registered	77/830538	9/20/2009	3908913	1/18/2011	1/18/2021	43 Int. Restaurant services
TABLA	United States	Registered	75/979849	5/19/1998	2404904	11/14/2000	11/14/2020	42 Int. Restaurant services featuring Indian influenced cuisine
TABLA	Canada	Registered	1190640	9/15/2003	673259	9/25/2006	9/25/2021	CA Int. Spices; restaurant services featuring Indian influenced cuisine
TABLA	United States	Registered	78/931194	7/17/2006	3337375	11/13/2007	11/13/2017	30 Int. Chutney 43 Int. Restaurant services
TABLA	Japan	Registered	2007-036441	4/12/2007	5113001	2/22/2008	2/22/2018	30 Int. Confectionery, bread and buns; spices; chutney 43 Int. Providing foods and beverages
TABLA	United States	Registered	77/261550	8/22/2007	3655311	7/14/2009	7/14/2019	29 Int. Packaged meals consisting primarily of meat, fish, poultry, seafood or vegetables; meat; fish; seafood; poultry; prepared begetables 30 Int. Packaged

								meals consisting primarily of pasta or rice
TABLATINI	United States	Registered	77/976859	4/16/2007	3612426	4/28/2009	4/28/2019	33 Int. Alcoholic beverages, namely, vodka-based alcoholic drinks
UNION SQUARE CAFE	United States	Registered	74/011824	12/18/1989	1646379	5/28/1991	5/28/2021	42 Int. Restaurant services
UNION SQUARE CAFE	Japan	Registered	2006-052753	6/7/2006	5029868	3/2/2007	3/2/2017

30 Int. Binding agents for ice cream; meat tenderizers for household purposes; preparations for stiffening whipped cream; aromatic preparations for food (not from essential oils); tea; coffee and cocoa; ice; confectionery, bread and bus; seasonings; spices; ice cream mixes; sherbet mixes; unroasted coffee (unprocessed); cereal preparations; almond paste; Chinese stuffed dumplings (gyoza, cooked); sandwiches; Chinese steamed dumplings (shamai, cooked); sushi; fried balls of batter mix with small pieces of octopus (takoyaki); steamed buns stuffed with minced meat (niki-manjuh); hamburgers (prepared); pizzas (prepared); box lunches (prepared); hot dogs (prepared);

meat pies (prepared); ravioli (prepared); yeast powder; fermenting malted rice (koji); yeast; baking powder; instant confectionery mixes; sake lees (for food); husked rice; husked oats; husked barley; flour for food; gluten for food

UNION SQUARE CAFE & Design	Japan	Registered	2006-019333	3/6/2006	4980116	8/18/2006	8/18/2016	43 Int. Providing foods and beverages
UNION SQUARE CAFE & Design	United States	Registered	75/255452	3/11/1997	2138978	2/24/1998	2/24/2018	42 Int. Restaurant services
UNION SQUARE EVENTS	United States	Registered	77/959540	3/15/2010	3952233	4/26/2011	4/26/2021	43 Int. Catering and food preparation service; providing food and drink; restaurant services
UNION SQUARE HOSPITALITY GROUP	United States	Registered	77/025043	10/19/2006	3709051	11/10/2009	11/10/2019	35 Int. Restaurant management services for others 43 Int. Restaurant services; consulting services in the field of hospitality
UNION SQUARE TOKYO	Japan	Registered	2006-084747	9/12/2006	5086507	10/26/2007	10/26/2017	43 Int. Providing food and beverages

EXHIBIT D

(Section 3.8 and 3.9 of the Security Agreement)

INTELLECTUAL PROPERTY RIGHTS

TRADEMARKS AND TRADEMARK APPLICATIONS (As of January 27, 2014)

Owner	Trademark	Country	Application No.	Registration No	Registration Date	Classes	Status

Argentina

SSE IP, LLC	SHACK BURGER	Argentina	3176967			30	Pending

SSE IP, LLC	SHAKE SHACK	Argentina	3176968	2604947	Nov 5 2013	43	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Argentina	3176970	2604948	Nov 5 2013	43	Registered

SSE IP, LLC	Shake Shack (Burger Logo Only)	Argentina	3176969	2604945	Nov 5 2013	43	Registered

Australia

SSE IP, LLC	SHACK BURGER	Australia	1053888	1053888	Sep 13 2010	30	Registered

SSE IP, LLC	SHACK BURGER	Australia	1392189	1392189	Sep 13 2010	30	Registered

SSE IP, LLC	SHAKE SHACK	Australia	1555844			43	Pending

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Australia	1054038	1054038	Sep 22 2010	43	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Australia	1392229	1392229	Sep 22 2010	43	Registered

SSE IP, LLC	Shake Shack (Burger Logo Only)	Australia	1555849			43	Pending

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	Australia	1555843			43	Pending

Bahrain

Shake Shack Enterprises LLC	SHACK BURGER	Bahrain	77406			30	Pending

Shake Shack Enterprises LLC	SHAKE SHACK	Bahrain	77405			43	Pending

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Bahrain	93788			43	Pending

SSE IP, LLC	Shake Shack (Burger Logo Only)	Bahrain	93787			43	Pending

Brazil

SSE IP, LLC	SHACK BURGER	Brazil	840158637			30	Pending

SSE IP, LLC	SHAKE SHACK	Brazil	830797793			43	Pending

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Brazil	840158645			43	Pending

SSE IP, LLC	Shake Shack (Burger Logo Only)	Brazil	840158653			43	Pending

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	Brazil	905261496			43	Pending

Canada

	Shake Shack (Burger Logo Only)	Canada					Never Filed

SSE IP, LLC	SHACK BURGER	Canada	1342820	818823	Mar 1 2012	30	Registered

SSE IP, LLC	SHAKE SHACK	Canada	1290365	not registered			Abandoned

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Canada	1566788	TMA847464	Apr 3 2013		Registered

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	Canada	1583920			43	Pending

SSE IP, LLC	SHAKE SHACK Design	Canada	1566789	TMA847468	Apr 3 2013		Registered

Union Square Hospitality Group, LLC	SHACK	Canada	1426151	not registered			Abandoned

Chile

SSE IP, LLC	SHACK BURGER	Chile	1016479	1020091	Jul 8 2013	30	Registered

SSE IP, LLC	SHAKE SHACK	Chile	1016478	1001096	Mar 20 2013	43	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Chile	1016896	997594	Mar 7 2013	43	Registered

SSE IP, LLC	Shake Shack (Burger Logo Only)	Chile				43	Never Filed

China

SSE IP, LLC	SHACK	China	7187754	7187754	Jul 21 2010	30	Registered

SSE IP, LLC	SHACK BURGER	China	6020511	6020511	Dec 28 2009	30	Registered

SSE IP, LLC	SHAKE SHACK	China	5216884	5216884	Sep 14 2009	43	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	China	11410358			43	Pending

SSE IP, LLC	Shake Shack (Burger Logo Only)	China					Never Filed

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	China					Not yet filed

Colombia

SSE IP, LLC	SHACK BURGER	Colombia	2012085059			30	Pending

SSE IP, LLC	SHAKE SHACK	Colombia	2012085044	463574	Dec 26 2012	43	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Colombia	2012085113	463576	Dec 26 2012	43	Registered

SSE IP, LLC	Shake Shack (Burger Logo Only)	Colombia	2012085118	463577	Dec 26 2012	43	Registered

CTM

SSE IP, LLC	Not a word mark	CTM	011474137			25,30,43	Pending

SSE IP, LLC	SHACK BURGER	CTM	1053888	1053888	Sep 13 2010	30	Registered

SSE IP, LLC	SHAKE SHACK	CTM	009371444	009371444	Feb 25 2011	25,30,43	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	CTM	1054038	1054038	Sep 22 2010	43	Registered

SSE IP, LLC	Shake Shack (Burger Logo Only)	CTM	010911956	010911956	Apr 25 2013	25,30,43	Registered

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	CTM				43	Not yet filed

Egypt

SSE IP, LLC	SHACK BURGER	Egypt	234111	234111	Jul 21 2009	30	Registered

SSE IP, LLC	SHAKE SHACK	Egypt	234112	234112	Aug 14 2011	43	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Egypt	280606			43	Pending

SSE IP, LLC	Shake Shack (Burger Logo Only)	Egypt					Never Filed

France	SHACK BURGER	France	073493970	073493970	Feb 28 2007	30	Registered

	SHAKE SHACK	France	063411227	063411227	Feb 20 2006	43	Registered

Union Square Hospitality Group, LLC	SHACK	France	093626470	093626470	Feb 2 2009	30	Registered

Germany

	SHACK	Germany	302009005992.6/30	302009005992	Apr 9 2009	30	Registered

Union Square Hospitality Group, LLC	SHACK BURGER	Germany	307237206	30723720	Jun 27 2007	30	Registered

Union Square Hospitality Group, LLC	SHAKE SHACK	Germany	306123754	30612375	Apr 24 2006	43	Registered

Hong Kong

SSE IP, LLC	SHACK BURGER Shack Burger shack burger	Hong Kong	301714112	301714112	Sep 13 2010	30	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Hong Kong	302276406			43	Pending

SSE IP, LLC	Shake Shack (Burger Logo Only)	Hong Kong	302276415			43	Pending

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	Hong Kong	302324222	302324222		43	Registered

SSE IP, LLC	SHAKE SHACK Shake Shack shake shack	Hong Kong	301714121	301714121	Sep 13 2010	30,43	Registered

India

SSE IP, LLC	SHACK BURGER	India				30	Pending

SSE IP, LLC	SHAKE SHACK	India				43	Pending

SSE IP, LLC	SHAKE SHACK & Design (b/w)	India	2345439			43	Pending

SSE IP, LLC	Shake Shack (Burger Logo Only)	India				43	Pending

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	India				43	Not yet filed

Israel

SSE IP, LLC	(Device Only)	Israel	233367	233367	Mar 5 2012	43	Registered

SSE IP, LLC	SHACK BURGER	Israel	233368	233368	Mar 5 2012	30	Registered

SSE IP, LLC	SHAKE SHACK	Israel	254908			43	Pending

SSE IP, LLC	Shake Shack (Burger Logo Only)	Israel	254907			43	Pending

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	Israel				43	Not yet filed

Japan

SSE IP, LLC	SHACK	Japan	2009-006806	5260863	Aug 28 2009	30	Registered

SSE IP, LLC	SHACK BURGER	Japan	2007-036440	5120800	Mar 21 2008	30	Registered

SSE IP, LLC	SHAKE SHACK	Japan	2006-019331	4971767	Jul 21 2006	43	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Japan	2012044904	5537802	Nov 22 2012	43	Registered

SSE IP, LLC	Shake Shack (Burger Logo Only)	Japan					Never Filed

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	Japan				43	Not yet filed

Jordan

SSE IP, LLC	SHACK BURGER	Jordan	108198	108198	Jul 21 2009	30	Registered

SSE IP, LLC	SHAKE SHACK	Jordan	108252	108252	Jul 21 2009	43	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Jordan	124541	124541	May 30 2012	43	Registered

SSE IP, LLC	Shake Shack (Burger Logo Only)	Jordan					Never Filed

Kuwait

SSE IP, LLC	SHACK BURGER	Kuwait	104569	91010	Dec 20 2010	30	Registered

SSE IP, LLC	SHAKE SHACK	Kuwait	104568	87611	Jul 12 2009	43	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Kuwait	134284			43	Pending

SSE IP, LLC	Shake Shack (Burger Logo Only)	Kuwait	134285			43	Pending

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	Kuwait				43	Not yet filed

Lebanon

SSE IP, LLC	SHACK BURGER	Lebanon	4618	122942	Jul 10 2009	30	Registered

SSE IP, LLC	SHAKE SHACK	Lebanon	4619	122943	Jul 10 2009	43	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Lebanon	5074	143686	Jun 15 2012	43	Registered

SSE IP, LLC	Shake Shack (Burger Logo Only)	Lebanon	5075	143638	Jun 14 2012	43	Registered

Mexico

SSE IP, LLC	SHACK	Mexico	987193	1155708	Apr 29 2010	30	Registered

SSE IP, LLC	SHACK BURGER	Mexico	847927	1061899	Sep 23 2008	30	Registered

SSE IP, LLC	SHAKE SHACK	Mexico	767004	938127	Jun 13 2006	43	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Mexico				43	Pending

SSE IP, LLC	Shake Shack (Burger Logo Only)	Mexico				43	Pending

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	Mexico				43	Not yet filed

Morocco

SSE IP, LLC	SHACK BURGER	Morocco	152489			30	Pending

SSE IP, LLC	SHAKE SHACK	Morocco	152486			43	Pending

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Morocco	152485			43	Pending

SSE IP, LLC	Shake Shack (Burger Logo Only)	Morocco	152487			43	Pending

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	Morocco	152488		43		Pending

New Zealand

SSE IP, LLC	SHACK BURGER	New Zealand	976965	976965	May 8 2013	30	Registered

SSE IP, LLC	SHAKE SHACK	New Zealand	976966			43	Pending

SSE IP, LLC	SHAKE SHACK & Design (b/w)	New Zealand	976964			43	Pending

SSE IP, LLC	Shake Shack (Burger Logo Only)	New Zealand	976967			43	Pending

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	New Zealand	976962			43	Pending

Norway

	SHACK BURGER	Norway	A0021233	1053888	Sep 13 2010	30	Registered

SSE IP, LLC	SHACK BURGER	Norway	1053888	1053888	Sep 13 2010	30	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Norway	1054038	1054038	Sep 22 2010	43	Registered

Oman

SSE IP, LLC	SHACK BURGER	Oman	57921	57921	Dec 14 2010	29	Registered

SSE IP, LLC	SHAKE SHACK	Oman	57922	57922	Dec 14 2010	43	Registered

Peru

SSE IP, LLC	SHAKE SHACK	Peru	494414	72987	Aug 15 2012	43	Registered
Qatar

Shake Shack Enterprises LLC	SHACK BURGER	Qatar	58367		Feb 20 2012	30	Registered

SSE IP, LLC	SHAKE SHACK	Qatar	58366		Aug 9 2009	42	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Qatar	79019			42	Pending
		Qatar
SSE IP, LLC	Shake Shack (Burger Logo Only)		79020			42	Pending

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	Qatar				42	Not yet filed

Republic of Korea (South)

SSE IP, LLC	SHACK BURGER	Republic of Korea (South)	1053888	1053888	Sep 13 2010	30	Registered

SSE IP, LLC	SHAKE SHACK	Republic of Korea (South)	41201217758		Apr 12 2013	43	Registered

SHAKE SHACK & Design (color)

SSE IP, LLC		Republic of Korea (South)	4520101927 4537642		Dec 27 2011	29,30,32,43,2900020,2900371,3000385,3200032,4300011	Registered

SSE IP, LLC	Shake Shack (Burger Logo Only)	Republic of Korea (South)	41201217759		Sep 2 2013	43	Registered

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	Republic of Korea (South)				43	Not yet filed

Russian Federation

SSE IP, LLC	SHACK BURGER	Russian	1053888	1053888	Sep 13 2010	30	Registered

		Federation

SSE IP, LLC	SHACK BURGER	Russian Federation	A0021233	1053888	Sep 13 2010	30	Registered

SSE IP, LLC	SHAKE SHACK	Russian Federation	2012716459	495995	Sep 12 2013	43	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Russian Federation	1054038	1054038	Sep 22 2010	43	Registered

SSE IP, LLC	Shake Shack (Burger Logo Only)	Russian Federation				43	Never Filed

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	Russian Federation				43	Not yet filed

Saudi Arabia

SSE IP, LLC	SHACK BURGER	Saudi Arabia	145821	127639	Sep 11 2011	30	Registered

SSE IP, LLC	SHAKE SHACK	Saudi Arabia	145822	127640	Sep 11 2011	43	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Saudi Arabia	194282			43	Pending

SSE IP, LLC	Shake Shack	Saudi	194283			43	Pending

	(Burger Logo Only) Arabia

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	Saudi Arabia					Never Filed

Singapore

SSE IP, LLC	SHACK BURGER	Singapore	1053888	1053888	Sep 13 2010	30	Refused

SSE IP, LLC	SHACK BURGER	Singapore	T1208136F			30	Registered

SSE IP, LLC	SHAKE SHACK	Singapore	T1208137D			43	Pending

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Singapore	1054038	1054038	Sep 22 2010	43	Registered

SSE IP, LLC	Shake Shack (Burger Logo Only)	Singapore	T1208139J			43	Registered

South Africa

SSE IP, LLC	SHACK BURGER	South Africa	201309911			30	Pending

	SHACK BURGER

SSE IP, LLC	SHAKE SHACK	South Africa	201309910			43	Pending

SSE IP, LLC	SHAKE SHACK & Design (b/w)	South Africa	201309908			43	Pending

SSE IP, LLC	Shake Shack (Burger Logo Only)	South Africa	201309909			43	Pending

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	South Africa	201311346			43	Pending

Switzerland

SSE IP, LLC	SHACK BURGER	Switzerland	1053888	1053888	Sep 13 2010	30	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Switzerland	1054038	1054038	Sep 22 2010	43	Registered

Taiwan

SSE IP, LLC	SHACK BURGER	Taiwan	101037628			30	Pending

SSE IP, LLC	SHAKE SHACK	Taiwan	101037631	1571391	Mar 16 2013	43	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Taiwan	101037629	1571389	Mar 16 2013	43	Registered

SSE IP, LLC	Shake Shack (Burger Logo Only)	Taiwan	101037630	1571390	Mar 16 2013	43	Registered

Turkey

SSE IP, LLC	SHACK BURGER	Turkey	1053888	1053888	Sep 13 2010	30	Registered

SSE IP, LLC	SHAKE SHACK	Turkey	201246438	201246438	May 27 2013	43	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Turkey	1054038	1054038	Sep 22 2010	43	Registered

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	Turkey	201260292				Pending

United Arab Emirates

Shake Shack Enterprises LLC	SHACK BURGER	United Arab Emirates	131053			30	Pending

Shake Shack Enterprises LLC	SHAKE SHACK	United Arab Emirates	131054			43	Pending

SSE IP, LLC	SHAKE SHACK & Design (b/w)	United Arab Emirates	174022			43	Pending

SSE IP, LLC	Shake Shack (Burger Logo Only)	United Arab Emirates					Never Filed

SSE IP, LLC	Shake Shack 3-D IBeam Design Mark	United Arab Emirates	177215				Pending

United Kingdom

SSE IP, LLC	shake shack	United Kingdom	2406202	2406202	Nov 10 2005	29,30,43	Registered

SSE IP, LLC	The Shake Shack	United Kingdom	2397532	2397532	Jul 22 2005	29,30,43	Registered

United States of America

SSE IP, LLC	DOG MEISTER	United States of America	85878867			30	Pending

SSE IP, LLC	SHACK 2 0	United States of America	85878811			32	Pending

SSE IP, LLC	SHACK ATTACK	United States of America	77671394	3658043	Jul 21 2009	30	Registered

SSE IP, LLC	SHACK BURGER	United States of America	77118990	3724146	Dec 15 2009	30	Registered

SSE IP, LLC	SHACK CAM	United States of America	77671427	3760070	Mar 16 2010	38	Registered

SSE IP, LLC	SHACK RED	United States of America	85878841			33	Pending

SSE IP, LLC	SHACK STACK	United States of America	77671403	3658044	Jul 21 2009	30	Registered

SSE IP, LLC	SHACK SUDS	United States of America	85878818			32	Pending

SSE IP, LLC	SHACK WHITE	United States of America	85878848			33	Pending

SSE IP, LLC	SHACK-CAGO DOG	United States of America	77671408	3741879	Jan 26 2010	30	Registered

SSE IP, LLC	SHACKMEISTER	United States of America	77533716	3648680	Jun 30 2009	32	Registered

SSE IP, LLC	SHAKE SHACK	United States of America	85153070	4051916	Nov 8 2011	25,30	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	United States of America	77958087	3853578	Sep 28 2010	43	Registered

SSE IP, LLC	SHAKE SHACK & Design (color)	United States of America	77952336	3853559	Sep 28 2010	43	Registered

SSE IP, LLC	SHAKE SHACK (aqua word logo)	United States of America	78792207	3186610	Dec 19 2006	43	Allowed to Lapse

SSE IP, LLC	SHAKE SHACK (cursive & Design)	United States of America	77724588	3766428	Mar 30 2010	43	Registered

SSE IP, LLC	SHAKE SHACK (stylized)	United States of America	77743440	3725489	Dec 15 2009	43	Registered

SSE IP, LLC	SHAKE SHARK	United States of America	77391468			43	Abandoned

SSE IP, LLC	SMOKESHACK	United States of America	85541039			30	Pending

SSE IP, LLC	STAND FOR SOMETHING GOOD	United States of America	85128162	3947921	Apr 19 2011	43	Registered

SSE IP, LLC	THE POOCH-INI	United States of America	77671410	3676096	Sep 1 2009	31	Registered

Union Square Hospitality Group, LLC	Shake Shack (Burger Logo Only)	United States of America	77724280	3805568	Jun 22 2010	43	Registered

Uruguay

SSE IP, LLC	SHAKE SHACK	Uruguay	436385	436385	Feb 15 2013	43	Registered

Venezuela

SSE IP, LLC	SHACK BURGER	Venezuela	533243			30	Pending

SSE IP, LLC	SHAKE SHACK	Venezuela	533775			43	Pending

SSE IP, LLC	SHAKE SHACK & Design (b/w)	Venezuela	533774			43	Pending

SSE IP, LLC	Shake Shack (Burger Logo Only)	Venezuela	541855			43	Pending

WIPO

SSE IP, LLC	SHACK BURGER	WIPO	1053888	1053888	Sep 13 2010	30	Registered

SSE IP, LLC	SHAKE SHACK & Design (b/w)	WIPO	1054038	1054038	Sep 22 2010	43	Registered

TM Administrator - END OF REPORT	IPPO WebTMS: printed Jan 31 2014 17:33

EXHIBIT E

(See Section 3.1 of Security Agreement)

OFFICES IN WHICH FINANCING STATEMENTS HAVE BEEN FILED

New York State Department of State

Uniform Commercial Code

One Commerce Plaza

99 Washington Avenue

Albany, NY 12231

Delaware Secretary of State

Division of Corporation

401 Federal Street

Dover, DE 19901

EXHIBIT F

(See Section 4.4 of Security Agreement)

SUPPLEMENT

This Supplement, dated                   ,             is delivered pursuant to Section 4.4 of the Security Agreement referred to below.  All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement.  The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct.  The undersigned further agrees that this Supplement may be attached to that certain Second Amended and Restated Security Agreement, dated as of January 7, 2014, among, inter alios, the undersigned, as a Grantor, and JPMorgan Chase Bank, N.A., as the Administrative Agent, (the “Security Agreement”) and that the Collateral listed on Schedule I to this Supplement is a part of the Collateral referred to in said Security Agreement and secures all Secured Obligations referred to in said Security Agreement.

By:
Name:
Title:

SCHEDULE I

TO AMENDMENT

STOCKS

Name of Grantor	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares

BONDS

Name of Grantor	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Name of Grantor	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED)

Name of Grantor	Issuer	Description of Collateral	Percentage Ownership Interest

COMMERCIAL TORT CLAIMS

Name of Grantor	Description of Claim	Parties	Case Number; Name of Court where Case was Filed